Exhibit 99.1

FOR IMMEDIATE RELEASE

A. SCHULMAN PROMOTES GARY A. MILLER TO CHIEF OPERATING OFFICER;
NAMES FRANK ROEDERER GENERAL MANAGER OF USCAN BUSINESS

Akron, OH - August 22, 2016 - A. Schulman, Inc. (Nasdaq: SHLM), a leading international supplier of high-performance plastic compounds, powders and resins, today announced that Gary A. Miller has been promoted to chief operating officer, effectively immediately. The Company also announced that Frank Roederer will become senior vice president and general manager of the Company’s United States and Canada (“USCAN”) business in addition to his current responsibilities for the Engineered Composites (“EC”) business.

Miller (69) has served as executive vice president global and chief procurement officer for A. Schulman since 2008. In this new role, he will be responsible for the efficiency and effectiveness of the Company’s global operations. A 42-year veteran of The Goodyear Tire & Rubber Company, Miller earned a bachelor’s degree in chemical engineering from the University of Cincinnati, and has completed the Advanced Management Program at Harvard University; the Executive Program at Darden Graduate School of Business Administration, University of Virginia; and Kellogg School for Graduate Studies, Northwestern University.

“Gary is a consummate professional with a proven track record of driving increased operational quality and cost structure improvements,” said Joseph M. Gingo, chairman, president and chief executive officer. “He will play a critical role in restoring A. Schulman’s operational and financial performance worldwide.”

Roederer (47) joined A. Schulman in 2013 as the specialty powders business unit director and has steadily taken on roles of increasing responsibility. Earlier this year, he was named senior vice president of the Engineering Composites business. Prior to joining the Company, he was the general manager of strategic planning and corporate performance management for SABIC, after overseeing WR Grace’s supply chain in Europe, Middle East and Asia for three years. He began his career at The Dow Chemical Company in 1996, where he held various global leadership positions throughout his 10-year tenure. He holds an operations management and marketing degree from Fachhochschule Offenburg, and an MBA from Schiller International University.

“Frank is a natural leader and problem solver, who has delivered impressive results throughout his career,” Gingo said. “His energy and creativity are exactly what we need to take full advantage of the exciting growth opportunities in our USCAN region.”

Miller will report to Gingo and Roederer will report directly to Miller.

About A. Schulman, Inc.
A. Schulman, Inc. is a leading international supplier of high-performance plastic compounds and resins headquartered in Akron, Ohio. Since 1928, the Company has been providing innovative solutions to meet its customers’ demanding requirements. The Company's customers span a wide range of markets such as packaging, mobility, building & construction, electronics & electrical, agriculture, personal care & hygiene, sports, leisure & home, custom services and others. The Company employs approximately 4,900 people and has 57 manufacturing facilities globally. A. Schulman reported net sales of approximately $2.4 billion for the fiscal year ended August 31, 2015. Additional information about A. Schulman can be found at www.aschulman.com.

Cautionary Statements
A number of the matters discussed in this document that are not historical or current facts deal with potential future circumstances and developments and constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historic or current facts and relate to future events and expectations. Forward-looking statements contain such words as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan, “believe,” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. Forward-looking statements are based on management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which management is unable to predict or control, that could cause actual results, performance or achievements to differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements, and that could adversely affect the Company’s future financial performance, include, but are not limited to, the following:

•worldwide and regional economic, business and political conditions, including continuing economic uncertainties in some or all of the Company’s major product markets or countries where the Company has operations;
•the effectiveness of the Company’s efforts to improve operating margins through sales growth, price increases, productivity gains, and improved purchasing techniques;
•competitive factors, including intense price competition;
•fluctuations in the value of currencies in areas where the Company operates;
•volatility of prices and availability of the supply of energy and raw materials that are critical to the manufacture of the Company’s products, particularly plastic resins derived from oil and natural gas;
•changes in customer demand and requirements;
•effectiveness of the Company to achieve the level of cost savings, productivity improvements, growth and other benefits anticipated from acquisitions, joint ventures and restructuring initiatives;
•escalation in the cost of providing employee health care;
•uncertainties and unanticipated developments regarding contingencies, such as pending and future litigation and other claims, including developments that would require increases in our costs and/or reserves for such contingencies;
•the performance of the global automotive and oil and gas markets as well as other markets served;
•further adverse changes in economic or industry conditions, including global supply and demand conditions and prices for products;
•operating problems with our information systems as a result of system security failures such as viruses, cyber-attacks or other causes;
•our current debt position could adversely affect our financial health and prevent us from fulfilling our financial obligations;
•integration of acquisitions, including most recently Citadel, with our existing business, including the risk that the integration will be more costly or more time consuming and complex or simply less effective than anticipated;
•our ability to achieve the anticipated synergies, cost savings and other benefits from the Citadel acquisition;
•substantial time devoted by management to the integration of the Citadel acquisition; and
•failure of counterparties to perform under the terms and conditions of contractual arrangements, including suppliers, customers, buyers and sellers of a business and other third parties with which the Company contracts.

The risks and uncertainties identified above are not the only risks the Company faces. Additional risk factors that could affect the Company's performance are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2015. In addition, risks and uncertainties not presently known to the Company or that it believes to be immaterial also may adversely affect the Company. Should any known or unknown risks or uncertainties develop into actual events, or underlying assumptions prove inaccurate, these developments could have material adverse effects on the Company’s business, financial condition and results of operations. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You should consult any further disclosures which are made on related subjects in our reports on Form 10-Q, 8-K and 10-K that we provide to the Securities and Exchange Commission.

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Contact
Jennifer K. Beeman
Vice President, Corporate Communications & Investor Relations
A. Schulman, Inc.
3637 Ridgewood Road
Fairlawn, Ohio 44333
Tel: 330-668-7346
Email: Jennifer.Beeman@aschulman.com
www.aschulman.com